EXHIBIT 99(c)


          GUARANTEE AGREEMENT (this "Agreement"), dated as of December 8, 2003, by ABB LTD, a company organized and existing under the laws of Switzerland (the "Guarantor"), in favor of WHITE MOUNTAINS INSURANCE GROUP, LTD., a company existing under the laws of Bermuda, and its Affiliates (the "Guaranteed Parties").

          WHEREAS, ABB Holding AG, Zurich, a company organized and existing under the laws of Switzerland (ABB Holding AG, Zurich, and its successors under Section 11.6 of the Purchase Agreement, "ABB"), and Lagrummet December nr 919 AB (under change of name to "Fund American Holdings AB"), a company organized and existing under the laws of Sweden (the "Purchaser"), are parties to a Purchase Agreement (the "Purchase Agreement") dated as of December 8, 2003 pursuant to which, among other things, all of the shares of ABB Insurance Holding Sweden AB are contemplated to be sold to Purchaser and all of the shares of Sirius America Insurance Company are contemplated to be sold to Folksamerica Reinsurance Company; and

          WHEREAS, as an inducement to and a condition of the Purchaser entering into the Purchase Agreement, the Guarantor agrees to enter into this Agreement.

          NOW, THEREFORE, in consideration of the Purchaser entering into the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

          SECTION 1. Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

          SECTION 2. Guarantee. The Guarantor hereby irrevocably guarantees, as principal and not as surety, (i) the due and punctual payment of all monetary obligations now or hereafter due and payable by ABB pursuant to the Purchase Agreement, and (ii) the full and complete performance of all covenants, agreements, duties and obligations applicable to ABB pursuant to the Purchase Agreement, as if the Guarantor were party thereto (in the place of ABB), whether such covenants, agreements, duties or obligations are outstanding on the date hereof or arise or are incurred at any time or times hereafter (the obligations of ABB under the Purchase Agreement specified in clauses (i) and (ii) being referred to herein collectively as the "Obligations"). Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Guarantor under this Agreement shall not (other than the costs, expenses, fees and interest to be paid by the Guarantor pursuant to Sections 6 and 9) be greater than the obligations that the Guarantor would have if it were a party to the Purchase Agreement in the place of ABB.

          SECTION 3. Nature of Guarantee. The Guarantor guarantees that the Obligations will be duly and punctually paid and fully and completely performed (in each case, as if the Guarantor were ABB) strictly in accordance with the terms of the Purchase Agreement, as applicable. If for any reason ABB shall fail or be unable to duly and punctually pay or to fully and completely perform, or cause to be duly and punctually


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paid or fully and completely performed, any Obligation as and when the same shall become due and payable or otherwise required to be performed, the Guarantor shall, subject to the terms and conditions of this Agreement, forthwith duly and punctually pay or fully and completely perform, or cause to be duly and punctually paid or fully and completely performed, such Obligation (in each case, as if the Guarantor were ABB). The Guarantor further agrees that this Agreement, to the extent it requires the payment of money, constitutes a guarantee of payment when due and not of collection and is in no way conditioned or contingent upon any attempt to collect from ABB. It is understood and agreed that any waiver by Purchaser of any of the terms, provisions or conditions of the Purchase Agreement, or any amendment to or modification of the Purchase Agreement, may all or any of them be made and done from time to time without notice to the Guarantor, and the Guarantor's obligations under this Agreement shall continue subject to such waiver, amendment or modification.

          SECTION 4. Continuing Guarantee. (a) The Guarantor's guarantee of the Obligations shall continue to be effective if (i) at any time any payment of any Obligation is rescinded or must otherwise be returned by the payee thereof upon the insolvency, bankruptcy, reorganization or similar event of ABB or otherwise or (ii) the obligations of the Guarantor under this Agreement are released in consideration of a payment of money or transfer of property by ABB or any other Person and such payment, transfer or grant is rescinded or must otherwise be returned by the recipient thereof upon the insolvency, bankruptcy, reorganization or similar event of ABB, such other Person or otherwise, in each case, as though all applicable payments, transfers and grants had not been made.

          (b) If a claim is made upon any Guaranteed Party at any time for disgorgement, repayment or recovery of any amount or amounts or other consideration or value received from any source whatsoever in payment, performance, satisfaction or discharge of, or otherwise on account of, any of the Obligations, and if such Guaranteed Party repays any such amounts, value or consideration or otherwise becomes liable for all or any part of such claim by reason of (i) any Order, (ii) any settlement or compromise of any Order or
(iii) the bankruptcy, insolvency or reorganization of ABB or any successor endorser, guarantor, surety or obligor in respect of any of the Obligations, the Guarantor shall be and remain liable hereunder for the amount, value or consideration so repaid, or for which such Guaranteed Party otherwise is liable, to the same extent as if such amount, value or consideration never had been received by such Guaranteed Party, all notwithstanding any termination hereof or the cancellation of any agreement, instrument or document evidencing any of the Obligations. By virtue of this Agreement, the Guarantor hereby expressly assumes any and all risks of a bankruptcy, insolvency or reorganization with respect to ABB or any successor endorser, guarantor, surety or obligor in respect of any of the Obligations. Notwithstanding any other provision of this Agreement or anything to the contrary contained in the Purchase Agreement, the Guarantor's obligations under this Agreement shall be continuing obligations and shall survive the termination of any of the Obligations.

          SECTION 5. Release/Waiver/Rights. (a) The Guarantor hereby agrees that it shall not be released from any of its obligations under this Agreement by any act,

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thing or circumstance whatsoever which might, but for this provision, be deemed a legal or equitable discharge, release or defense of a guarantor or surety. Notwithstanding anything to the contrary contained in this Agreement, the Guarantor shall have the benefit of all defenses, causes of action, remedies and rights which would inure to, or could be brought by, the Guarantor if it were a party to the Purchase Agreement in the place of ABB.

          (b) Without limiting the generality of paragraph (a) above, the Guarantor hereby unconditionally waives any and all notices that may be required by Law or otherwise, now or hereafter in effect, including promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Guaranteed Parties first present to, proceed against or make a demand against ABB or otherwise exhaust any right, power or remedy under the Purchase Agreement, before requesting payment or performance by the Guarantor hereunder or that the Guaranteed Parties protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any other right to take any action against ABB or any collateral.

          SECTION 6. Fees and Expenses. The Guarantor agrees to pay any and all costs, expenses and fees, including reasonable attorneys' fees and disbursements, incurred by the Guaranteed Parties in enforcing any rights under this Agreement, whether or not litigation or arbitration is commenced and during all phases of litigation and arbitration.

          SECTION 7. Representations and Warranties of Guarantor. The Guarantor hereby represents and warrants, as of the date of this Agreement, to the Guaranteed Parties as follows:

          (a) Organization. The Guarantor is a company duly organized and validly existing under the laws of Switzerland and has all requisite corporate power and authority to own its properties and assets and to carry on its business as presently being conducted.

          (b) Power and Authority. The Guarantor has all requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Guarantor of this Agreement and the performance by the Guarantor of the provisions of this Agreement have been duly authorized by all necessary corporate action (including action of the board of directors and, if required, the shareholders) on the part of the Guarantor. This Agreement has been duly executed and delivered by the Guarantor and, assuming the due authorization, execution and delivery of this Agreement by White Mountains Insurance Group, Ltd., this Agreement constitutes a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors rights generally from time to time in effect and, where applicable, to general principles of equity.


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          (c) No Conflicts. The execution and delivery by the Guarantor of this Agreement and the performance by the Guarantor of the provisions of this Agreement do not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under any provision of (i) the organizational documents of the Guarantor or (ii) subject to the governmental filings and other matters referred to in clause (d) below, any Law or Order, in each case, applicable to the Guarantor or any of its properties or assets, except, in the case of clause (ii), for any such conflict, violation, breach or default which, individually or in the aggregate, does not and is not reasonably likely to materially adversely affect the ability of the Guarantor to perform its obligations hereunder.

          (d) Governmental Authorizations. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any governmental authority is required to be obtained or made by or with respect to the Guarantor in connection with the execution and delivery by the Guarantor of this Agreement or the performance by the Guarantor of the provisions of this Agreement, except for those the failure of which to obtain or make, individually or in the aggregate, do not and are not reasonably likely to materially impair the ability of the Guarantor to perform its obligations under this Agreement.

          (e) Litigation. There is no claim, action, suit, investigation of which the Guarantor has knowledge, arbitration or legal, administrative or other proceeding pending and, to the knowledge of the Guarantor, none is presently threatened in writing against the Guarantor before or by any court, governmental authority or arbitrator, which, if adversely determined, individually or in the aggregate, is reasonably likely to materially impair the Guarantor's ability to perform its obligations under this Agreement or to have a material adverse effect on the financial condition of the Guarantor. The Guarantor has not received any currently effective notices of default and is not in default under any Orders, in each case, which individually or in the aggregate, are reasonably likely to materially impair the Guarantor's ability to perform its obligations under this Agreement.

          SECTION 8. Survival of Representations. All of the representations and warranties made by the Guarantor in this Agreement shall be deemed to have been relied upon by the Guaranteed Parties and shall survive the execution and delivery of this Agreement.

          SECTION 9. Interest on Overdue Payments. Each overdue amount payable by the Guarantor to the Guaranteed Parties under any provision of this Agreement shall bear interest at a rate of 3% per annum, calculated on the basis of the actual number of days elapsed over 365 from the date of delivery of notice to the Guarantor from a Guaranteed Party of the requirement to pay to the date on which such amount shall be paid to the applicable Guaranteed Party.

          SECTION 10. Place and Mode of Payment, etc. Each payment payable by the Guarantor hereunder shall be made on the due date of such payment to the applicable Guaranteed Party in Swedish kronor by electronic transfer in immediately


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available funds and to the account designated by the applicable Guaranteed
Party in writing five (5) Business Days in advance.

          SECTION 11. Payments To Be Free of Deductions. Each payment payable by the Guarantor to the Guaranteed Parties under this Agreement shall be made without any set-off or counterclaim whatsoever and shall be free and clear of and without deduction for any Taxes, levies, imports, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any governmental authority unless the Guarantor is compelled by Law to make such deduction or withholding. If any such obligation is imposed upon the Guarantor with respect to any payment payable by the Guarantor to the Guaranteed Parties hereunder, the Guarantor shall pay to the Guaranteed Parties, on the date on which the said payment shall become due and payable hereunder, such additional amount as shall be necessary to enable the Guaranteed Parties to receive the same net amount which the Guaranteed Parties would have received on such due date had no such obligation been imposed upon the Guarantor. If any additional amount is paid by the Guarantor to any Guaranteed Party for or on account of any Taxes, levies, imports, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions pursuant to this Section 11, then, if such Guaranteed Party at its sole discretion determines that it has received or been granted a refund of, credit against or remission for such Taxes, levies, imports, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions, such Guaranteed Party shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, credit or remission, reimburse to the Guarantor such amount as such Guaranteed Party shall, in its sole discretion, determine to be attributable to the relevant Taxes, levies, imports, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions.

          SECTION 12. Further Assurances, etc. The Guarantor will, at any time and from time to time upon the written request of a Guaranteed Party, and at the expense of the Guarantor, execute and deliver, or cause to be executed and delivered, any and all such further assurances and other agreements and instruments and take or cause to be taken such other action as may be reasonably requested by a Guaranteed Party in order to give full effect to this Agreement and to maintain and reserve all of the rights, remedies, powers and privileges of the Guaranteed Parties hereunder.

          SECTION 13. Notices. All notices and other communications that are required or permitted to be given under this Agreement shall be in writing, in the English language and shall be deemed to have been duly given or made as of: (i) the time of delivery, if delivered personally against written receipt; or (ii) the time faxed to the recipient (if the appropriate answerback or fax confirmation shall have been received). All such notices and communications shall be delivered to the following addresses or numbers (or at such other address or number for a party as shall be specified by like notice):


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                  If to a Guaranteed Party:

                           White Mountains Insurance Group, Ltd.
                           80 South Main Street
                           Hanover, New Hampshire 03755-2053
                           U.S.A.

                           Fax No.:      603-643-4592
                           Attention:    Robert L. Seelig
                                         Vice President & General Counsel

                  If to the Guarantor:

                           ABB Ltd
                           PO Box 8131
                           CH-8050 Zurich
                           Switzerland

                           Fax No.:     +41-43-317-7992
                           Attention:   General Counsel

          SECTION 14. Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto by their duly authorized representatives.

          SECTION 15. No Waiver; Remedies. No failure on the part of the Guaranteed Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. This Agreement may be enforced by the Guaranteed Parties from time to time as often as the occasion therefor may arise and without any requirement on the part of the Guaranteed Parties first to exercise any rights against ABB or against any other Person or to exhaust any remedies available to the Guaranteed Parties against ABB or against any other Person or to resort to any other source or means of obtaining payment or enforcing performance of the Obligations or any of them. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law or in equity.

          SECTION 16. Effective Date. The Guarantor's obligations hereunder shall arise irrevocably as of the date first above written.

          SECTION 17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          SECTION 18. Pre-Closing Dispute Resolution. (a) Any action or proceeding initiated prior to the Closing and arising out of or relating to this Agreement or any transaction contemplated hereby shall be brought in the United States District Court for the Southern District of New York, or, if a party cannot acquire jurisdiction in


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such federal court, shall be brought in the courts of the State of New York,
County of New York, Borough of Manhattan (and the parties shall seek to have the matter tried by the Special Commercial Part of the New York Supreme Court), and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such action or proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the action or proceeding shall be heard and determined only in any such court and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court; provided, however, that any such action or proceeding which remains outstanding at the Closing shall be withdrawn from such court on or prior to the Closing Date and submitted to arbitration pursuant to Section 19 without prejudicing in any way any claim of either party thereto. For the avoidance of doubt, any action or proceeding brought under this Section 18 for which a judgment has been rendered shall not be deemed an outstanding action or proceeding at the Closing and neither party may submit such judgment to arbitration under Section 19 after the Closing or otherwise appeal or seek to review such judgment. The parties agree that any or all of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement among the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any action or proceeding referred to in the first sentence of this Section may be served on any party anywhere in the world.

          (b) Each party hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any action or proceeding arising prior to the Closing and out of or relating to this Agreement or any transaction contemplated hereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and
(b) acknowledges that it and the other parties have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section.

          SECTION 19. Post-Closing Dispute Resolution. Any action or proceeding initiated after the Closing and out of or relating to this Agreement shall be determined, at the request of either party, by arbitration in the English language conducted in London, England, in accordance with the then-existing International Arbitration Rules of the American Arbitration Association (the "Rules"). The arbitration shall be conducted by three (3) arbitrators, of which each party shall appoint one (1) arbitrator and the two
(2) arbitrators thus appointed shall appoint the presiding arbitrator (the "Chairman"). The Chairman shall (i) be admitted to practice as an attorney and counselor at law in the State of New York; (ii) be a partner or of counsel or retired partner or retired of counsel at a prominent United States-based law firm; and (iii) have expertise in mergers and acquisitions and international arbitration. The arbitrators shall permit the parties to adduce expert testimony in connection with any action or proceeding under this Section 19 and shall consider such expert testimony in rendering their awards. The arbitrators shall give reasonably detailed justifications for their awards in any proceeding and any award rendered by the arbitrator shall be final, binding and unappealable and may be entered by any court having jurisdiction thereof. The parties hereby agree to the institution of any available "fast track" or other mechanisms or

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procedures that would have the effect of streamlining or increasing the speed of the arbitration. Any controversy concerning whether a dispute is an arbitrable dispute, whether arbitration has been waived, whether an assignee of this Agreement is bound to arbitrate, or as to the interpretation or enforceability of this paragraph shall be determined by the arbitrators. In their award, the arbitrators shall allocate, in their discretion, among the parties to the arbitration, all costs of the arbitration, including the fees and expenses of the arbitration proceedings and reasonable attorneys' fees, costs and expert witness expenses of the parties. The parties hereto agree to comply with any award made in any such arbitration proceedings that has become final in accordance with the Rules and agree to the entry of a judgment in any jurisdiction upon any award rendered in such proceedings becoming final under the Rules. The arbitrators shall be entitled, if appropriate, to award any remedy in such proceedings, including monetary damages, specific performance and all other forms of legal and equitable relief including punitive damages (to the extent not prohibited by this Agreement).

          SECTION 20. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

          SECTION 21. Entire Agreement; Assignment. This Agreement constitutes the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof. Neither the Guarantor nor any of the Guaranteed Parties may assign its rights hereunder or delegate any of its covenants, agreements, duties or obligations hereunder without the prior written consent of the other party, and any such purported assignment or purported delegation shall be null and void. All covenants, agreements, duties, obligations, rights, remedies, powers, privileges and preferences of each party to this Agreement shall be binding upon and inure to the benefit of its permitted successors and assigns.

          SECTION 22. Severability. If at any time any provision of this Agreement is or becomes invalid, illegal or unenforceable under the laws of the State of New York, the validity, legality and enforceability of the remainder of this Agreement shall not be affected. In the event any provision is held in any proceeding pursuant to Section 18 or 19 to be invalid, illegal or unenforceable, the parties shall replace that provision with a new provision permitted by the laws of the State of New York and having an economic effect as close as possible to the deficient provision.

          SECTION 23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          SECTION 24. Headings. The headings of this Agreement are for convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.


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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    ABB LTD

                                    by  /s/ Erich Koefer  /s/ Daniel Shindleman
                                        ---------------------------------------
                                        Name:  Erich Koefer  Daniel Shindleman
                                        Title: Group Vice President



                                    WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                    by  /s/ Dennis Beaulieu
                                        --------------------------------------
                                        Name:  Dennis Beaulieu
                                        Title: Secretary






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